Income Taxes (Details 3) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Reconciliation of actual income tax expense to the expected tax expense
Computed "expected" tax expense	$ 6,686	$ 5,642	$ 5,051
State income taxes, net of Federal income tax benefit	780	694	587
Tax exempt interest, net of interest expense exclusion	(203)	(199)	(196)
Federal income tax rate in excess of statutory rate related to taxable income over $10 million	206	187	194
Earnings on cash surrender value of life insurance	(82)	(21)	(19)
Expenses not deductible for tax purposes	26	24	19
Stock based compensation expense	10	8	7
Other	92	210	185
Total	$ 7,515	$ 6,545	$ 5,828